Exhibit 32.1
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  Certification of Principal Executive Officer and Principal Financial Officer
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           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Forex 365, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin R. Keating, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2009           /s/ Kevin R. Keating
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                                Kevin R. Keating
                                Principal Executive Officer
                                Principal Financial Officer